Exhibit 10.17(a)
AMENDMENT TO
THE 2005 ALLIED CAPITAL CORPORATION
NON-QUALIFIED DEFERRED COMPENSATION PLAN II
     The 2005 Allied Capital Corporation Non-Qualified Deferred Compensation Plan II (the “Plan”) is hereby amended in the following respects, pursuant to Section 10.1 of the Plan.
     1. Effective January 20, 2006, the definition of the term “Company” in Section 2.1 of the Plan is amended to read in its entirety as follows:
     “Company” means Allied Capital Corporation, A.C. Corporation, AC Finance LLC, and any named subsidiaries or related parties adopting the Plan or any successor thereto.”
     2. Effective January 20, 2006, the definition of the term “Employer” in Section 2.1 of the Plan is amended to read in its entirety as follows:
     “Employer” means Allied Capital Corporation, A.C. Corporation, AC Finance LLC, and any named subsidiaries or related parties adopting the Plan or any successor thereto.”
     The undersigned, pursuant to the approval of the Board, does hereby execute this Amendment to the 2005 Allied Capital Corporation Non-Qualified Deferred Compensation Plan II on this 20th day of January 2006.

Allied Capital Corporation

Attest:	/s/ Suzanne V. Sparrow	By:	/s/ Kelly A. Anderson

(Signature)		(Signature)

Suzanne V. Sparrow		Kelly A. Anderson

(Print Name)		(Print Name)